Exhibit 10.1

SECOND AMENDMENT TO

UNCOMMITTED CREDIT AGREEMENT

This SECOND AMENDMENT TO UNCOMMITTED CREDIT AGREEMENT (this “Second Amendment”) dated as of June 11, 2015 is among EMPIRE RESOURCES, INC., a Delaware corporation (the “Company”), the undersigned Banks and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as Agent (the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Company, the Banks, the Syndication Agent, the Agent, the Issuing Bank and the Lead Arranger are parties to the Uncommitted Credit Agreement dated as of June 19, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Company has requested certain amendments to the Credit Agreement and the Banks and the Agent are willing to agree to such amendments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.        Amendments.

The Credit Agreement is hereby amended, upon the occurrence of the Effective Date (as defined in Section 2 below), as follows:

(a)	Section 1.01 is amended as follows:

(i)          The definition of “Australian Receivables” is amended by deleting “$7,500,000” and replacing it with “$10,000,000”.

(ii)         Clause (a) of the definition of “Borrowing Base” is amended and restated in its entirety as follows:

“(a)          equals the sum of:

(i)          if and to the extent requested by the Company, 85% of Eligible Net Liquidating Value of Brokerage Accounts; plus

(ii)         90% of the aggregate amount of Tier I Eligible Receivable; plus

(iii)        80% of the aggregate amount of Tier II Eligible Receivables; plus

(iv)        70% of the aggregate amount of Australian Receivables; plus

(v)         80% of the aggregate amount of Eligible Inventory Ordered Under L/C; plus

(vi)        80% of the aggregate amount of Eligible Inventory; plus

(vii)       65% of the aggregate amount of Eligible Unsold Inventory; plus

(viii)      100% of the aggregate amount of Pledged Cash; plus

(ix)         80% of Eligible Mexican Receivables; plus

(x)          90% of Eligible UK Subsidiary Receivables; plus

(xi)         80% of the aggregate amount of Eligible UK Subsidiary Inventory; and”

(iii)        Clause (b)(ii) of the definition of “Eligible Inventory” is amended and restated in its entirety as follows:

“(ii) on an ocean-going vessel bound for the United States of America, Canada, Latin America, the United Kingdom or other jurisdiction acceptable to the Agent, evidenced by either (x) non-negotiable bills of lading the stated consignee of which is the Company or the Agent or (y) 3/3 on board negotiable bills of lading that have been issued and duly negotiated to the Agent, or to order and blank endorsed and in the possession of the Agent,”

(iv)        The definition of “Inventory” is amended and restated in its entirety as follows:

““Inventory” means the Company’s (or in respect of Eligible UK Subsidiary Inventory, the applicable UK Subsidiary’s) semi-finished aluminum and steel products and aluminum billets and other similar metals products approved by the Required Banks.”

(v)         The definition of “Receivables” is amended and restated in its entirety as follows:

““Receivables” means, as at any date, the unpaid portion of the obligation, as stated on the respective invoice, of a customer of the Company (or, in respect of Eligible Mexican Receivables, a customer of the Mexican Subsidiary and in respect of Eligible UK Subsidiary Receivables, a customer of the applicable UK Subsidiary) in respect of Inventory sold and shipped to such customer, net of any credits, rebates or offsets owed to such customer and also net of any commissions payable to third parties (and for purposes hereof, a credit or rebate paid by check or draft of the Company (or, in respect of Eligible Mexican Receivables, the Mexican Subsidiary and in respect of Eligible UK Subsidiary Inventory, the applicable UK Subsidiary) shall be deemed to be outstanding until such check or draft has been debited to the account of the Company (or, in respect of Eligible Mexican Receivables, the Mexican Subsidiary and in respect of Eligible UK Subsidiary Inventory, the applicable UK Subsidiary) and net of any applicable taxes including, without limitation, sales, excise and similar taxes.”

(vi)        The definition of “Permitted Currency” is amended and restated in its entirety as follows:

““Permitted Currency” means Dollars, Canadian dollars, Euros, Australian dollars, New Zealand dollars, Mexican pesos and British sterling pounds, provided, that for purposes of clause (a) of the definition of “Eligible Receivables”, Permitted Currency shall not include Australian dollars or Mexican pesos.”

(vii)       The definition of “Revolving Credit Line Termination Date” is amended by deleting “June 19, 2015” and replacing it with “June 18, 2016.”

(vi)        The following definitions are inserted in their proper alphabetical places:

““Approved UK Locations” means (a) a third party warehouse located in the United Kingdom (reasonably acceptable to the Agent), the Inventory located therein being evidenced by documents of title, whether negotiable or non-negotiable, and any such negotiable document of title shall have been issued and duly negotiated to the Company or the Agent or to order, blank endorsed, and in the possession of the Company or the Agent, and any such non-negotiable document of title shall have been issued in the name of and delivered to the Company or the Agent, or (b) a location in the United Kingdom that is controlled by a third party (reasonably acceptable to the Agent) engaged in the business of storing goods of others for hire (of the same type as Inventory) that does not issue either negotiable or non-negotiable documents of title as long as the goods stored by such third party on behalf of the Company are readily identifiable to the Company in a manner reasonably acceptable to the Agent.”

““Eligible UK Subsidiary Inventory” means Inventory of a UK Subsidiary which is valued in the same manner as Eligible Inventory, and meets all of the requirements of Eligible Inventory, except such Inventory is owned by a UK Subsidiary and may be located at an Approved UK Location. In order to qualify for Eligible UK Subsidiary Inventory, the applicable UK Subsidiary shall have:

(a)          delivered to the Agent and the Banks (i) a duly executed security agreement (in form and substance reasonably satisfactory to the Agent) governed by the laws of the jurisdiction in which such UK Subsidiary is organized and (ii) any other documentation reasonably requested by the Agent or the Required Banks as necessary to provide a first priority perfected Lien (or the equivalent under local law) in the Eligible UK Subsidiary Inventory and proceeds thereof;

(b)          delivered to the Agent and the Banks evidence of the filing with all necessary Governmental Authorities of financing statements or other registrations of pledge or Lien which may be reasonably requested by the Agent or the Required Banks;

(c)          delivered to the Agent and the Banks an opinion or opinions of counsel to such UK Subsidiary licensed to practice in the jurisdiction in which such UK Subsidiary is organized opining as to the attachment, perfection and priority of the related security interest and any other matters reasonably requested by the Agent and the Required Banks; and

(d)          delivered to the Agent and the Banks all requested “know your customer” information and other information requested by the Agent and the Banks.

Notwithstanding the foregoing, the aggregate value of Eligible UK Subsidiary Inventory included in the Borrowing Base at any time, after giving effect to the applicable advance rate, shall not exceed $5,000,000.”

““Eligible UK Subsidiary Receivables” means at any date, the aggregate amount of all Receivables at such date payable to a UK Subsidiary which would qualify as Tier I Eligible Receivables but for the fact that (i) such Receivables are owing to a UK Subsidiary rather than the Company and (ii) the principal place of business of the relevant account debtor may be in the United Kingdom, provided that in order to qualify as Eligible UK Subsidiary Receivables, the applicable UK Subsidiary shall (to the extent not previously delivered) have:

(a)          delivered to the Agent and the Banks (i) a duly executed security agreement (in form and substance reasonably satisfactory to the Agent) governed by the laws of the jurisdiction in which such UK Subsidiary is organized and (ii) such other documentation reasonably requested by the Agent or the Required Banks as necessary to provide a first priority perfected Lien (or the equivalent under local law) in the Eligible UK Subsidiary Receivables and proceeds thereof;

(b)          delivered to the Agent and the Banks evidence of the filing with all necessary Governmental Authorities of financing statements or other registrations of pledge or Lien which may be reasonably requested by the Agent or the Required Banks;

(c)          delivered to the Agent and the Banks an opinion or opinions of counsel to such UK Subsidiary licensed to practice in the jurisdiction in which the UK Subsidiary is organized opining as to the execution, delivery and enforceability of the applicable security agreement and attachment, perfection and priority of the related security interest and any other matters reasonably requested by the Agent and the Required Banks; and

(d)          delivered to the Agent and the Banks all requested “know your customer” information and other information requested by the Agent and the Banks.

Notwithstanding the foregoing, at no time shall Eligible UK Subsidiary Receivables included in the Borrowing Base exceed $10,000,000 (after giving effect to the applicable advance rate).”

““UK Subsidiary” means a Subsidiary of the Company that is organized under the laws of the United Kingdom.”

(b)          Exhibit B is amended and restated in its entirety as set forth on Annex I hereto.

SECTION 2.        Effectiveness of Amendment.

This Second Amendment shall become effective on the date (the “Effective Date”) on which the Agent shall have received:

(a)          this Second Amendment duly executed by each of the Company, the Agent and the Banks, and duly acknowledged by the Guarantor;

(b)          such corporate authorization documents and opinions of counsel as the Banks shall require; and

(c)          payment from the Company, in immediately available funds, of an amendment fee in the amount of $45,000, for the ratable account of the Banks and the reasonable fees of counsel to the Administrative Agent for which an invoice shall have been provided.

SECTION 3.        Effect of Amendment; Ratification; Representations; etc.

(a)          On and after the Effective Date, this Second Amendment shall be a part of the Credit Agreement, all references to the Credit Agreement in the Credit Agreement and the other Basic Documents shall be deemed to refer to the Credit Agreement as amended by this Second Amendment, and the term “this Agreement”, and the words “hereof”, “herein”, “hereunder” and words of similar import, as used in the Credit Agreement, shall mean the Credit Agreement as amended hereby.

(b)          Except as expressly set forth herein, this Second Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Credit Agreement and the Credit Agreement is hereby ratified, approved and confirmed in all respects and remains in full force and effect.

(c)          In order to induce the Agent and the Banks to enter into this Second Amendment, each Company represents and warrants to the Agent and the Banks that before and after giving effect to the execution and delivery of this Second Amendment:

(i)          the representations and warranties of such Company set forth in the Credit Agreement and in the other Basic Documents are true and correct in all material respects as if made on and as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date which were true and correct on and as of such date; and

(ii)         no Default or Event of Default has occurred and is continuing.

SECTION 4.        Counterparts.

This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts (including by facsimile or email transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same agreement. A set of the copies of this Second Amendment signed by all the parties shall be lodged with the Company and the Agent.

SECTION 5.        Severability.

Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.        GOVERNING LAW.

THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.        WAIVERS OF JURY TRIAL.

EACH OF THE COMPANY, THE AGENT AND THE BANKS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SECOND AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

EMPIRE RESOURCES, INC.

By:	/s/ Sandra Kahn
Name: Sandra Kahn
Title: Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as Agent and as a Bank

By:	/s/ Xander Willemsen
Name: Xander Willemsen
Title: Executive Director

By:	/s/ Paul Molsselin
Name: Paul Molsselin
Title: Vice President

BNP PARIBAS, as a Bank

By:	/s/ Karlien Zumpolle
Name: Karlien Zumpolle
Title: Director

By:	/s/ William B. Murray
Name: William B. Murray
Title: Managing Director

SOCIÉTÉ GÉNÉRALE S.A., as a Bank

By:	/s/ Barbara Paulsen
Name: Barbara Paulsen
Title: Managing Director

ACKNOWLEDGED AND AGREED:

EMPIRE RESOURCES PACIFIC, LTD.

By:	/s/ Sandra R. Kahn
	Name:	Sandra R. Kahn
	Title:	Vice President

Annex I to Second Amendment

to Uncommitted Credit Agreement

EXHIBIT B

Form of Borrowing Base Certificate

Coöperatieve Centrale

Raiffeisen-Boerenleenbank B.A.,

“Rabobank Nederland”,

New York Branch, as agent

c/o Rabobank International

245 Park Avenue

New York, NY 10167

Phone No.           212-808-6815

Fax No.           212-916-3731

Attention: Xander Willemsen

And each Bank

Ladies and Gentlemen:

This Borrowing Base Certificate as of _____________, 20__ (the “Computation Date”) is executed and delivered by Empire Resources, Inc. (the “Company”) to Coöperatieve Centrale Raiffeisen–Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, as agent (in such capacity, together with its successors in such capacity, the “Agent”), pursuant to that certain Uncommitted Credit Agreement dated as of June 19, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Company, the banks from time to time party thereto and the Agent. All terms used herein shall have the meanings assigned to them in the Credit Agreement.

The Company represents and warrants to the Agent and the Banks that all information contained herein is true, correct, and complete, and that the property included in the calculations below represents the property that qualifies for purposes of determining the Borrowing Base under the Credit Agreement. The Company also represents and warrants that all figures listed below or attached hereto have been calculated based on the provisions of the Credit Agreement.

The Company represents and warrants to the Agent and the Banks that the representations and warranties of the Obligors contained in the Basic Documents are true and correct in all material respects on and as of the date of this Borrowing Base Certificate as if made on and as of the date hereof except to the extent that such representations and warranties relate specifically to another date, and that no Default exists.

BORROWING BASE SUMMARY:

A.	Borrowing Base (as detailed from schedule 1)		$__________
B.	Revolving Loan Line Portions		$__________
C.	Lesser of Line A or Line B		$__________
D.	Credit Exposure:
	(i) Loans	$__________
	(ii) Letters of Credit	$__________
	(iii) Total		$__________
E.	Availability (Line C, minus Line D(iii))		$__________

In the event of any conflict between this Borrowing Base Certificate and the Credit Agreement, the Credit Agreement shall control.

Date:__________, 20__.

Borrower:

EMPIRE RESOURCES, INC.

By:
Sandra Kahn, Vice President and Chief Financial Officer

SCHEDULE 1

TO

BORROWING BASE CERTIFICATE

EMPIRE RESOURCES, INC.

	Amount	Advance Rate	Amount Times Advance Rate
1. Assets

(a) Eligible Net Liquidating Value of Brokerage Accounts[1]	$__________	85%	$__________

(b) Tier I Eligible Receivables	$__________	90%	$__________

(c) Tier II Eligible Receivables[2]	$__________	80%	$__________

(d) Australian Receivables[3]	$__________	70%	$__________

(e) Eligible Inventory Ordered Under L/C	$__________	80%	$__________

(f) Eligible Inventory[4]	$__________	80%	$__________

(g) Eligible Unsold Inventory[5]	$__________	65%	$__________

(h) Pledged Cash	$__________	100%	$__________

(i) Eligible Mexican Receivables[6]	$__________	80%	$__________

(j) Eligible UK Subsidiary Receivables[7]	$__________	90%	$__________

(k) Eligible UK Subsidiary Inventory[8]	$__________	80%	$__________

2. Total Assets (sum of lines (a), (b), (c), (d), (e), (f), (g), (h) (i), (j) and (k))			$__________

3. Deductions for Reserves	$__________	100%	($__________)

4. Deductions for Indebtedness secured by Permitted Borrowing Base Liens	$__________	100%	($__________)

5. Borrowing Base (line 2 minus line 3 minus line 4)			$

1 To be included in Borrowing Base calculation only if and to the extent requested by the Company.

2 The aggregate amount of Tier II Eligible Receivables (a) that are not Credit Insured Receivables, owing from any one account debtor (and its Affiliates) at any time shall not exceed $1,500,000 (per account debtor (and its Affiliates)), and (b) included in the Borrowing Base at any time shall not exceed $3,500,000 (after giving effect to the applicable advance rate), in each case (under clauses (a) and (b)), unless otherwise approved in writing by the Required Banks.

3 In no event shall the aggregate amount of the Australian Receivables included in the Borrowing Base at any time exceed an amount equal to $10,000,000 (after giving effect to the applicable advance rate).

4 In no event shall the aggregate amount of the Eligible Inventory included in the Borrowing Base at any time exceed an amount equal to 65% of the Borrowing Base (after giving effect to the applicable advance rate).

5 In no event shall the aggregate amount of Eligible Unsold Inventory included in the Borrowing Base at any time exceed $3,500,000 (after giving effect to the applicable advance rate).

6 In no event shall the aggregate amount of Eligible Mexican Receivables included in the Borrowing Base at any time exceed $10,000,000 (after giving effect to the applicable advance rate).

7 In no event shall the aggregate amount of Eligible UK Subsidiary Receivables included in the Borrowing Base at any time exceed $10,000,000 (after giving effect to the applicable advance rate).

8 In no event shall the aggregate amount of Eligible UK Subsidiary Inventory included in the Borrowing Base at any time exceed $5,000,000 (after giving effect to the applicable advance rate).

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